CONSTRUCTION AND TERM LOAN AGREEMENT

         This Loan Agreement is made on May 21, 1998, by BANK OF PENSACOLA, a banking corporation, and its successors and assigns ("Lender"); HOME STAY LODGE 1, LTD., a Florida Limited Partnership, ("Borrower"); and BENNIE M. BRAY, whose address is 3003 Carlisle, Suite 107, Dallas, Texas 75204 and CROWN GROUP, INC., 4040 North McArthur Boulevard, Suite 100, Irving, Texas 75038 ("Guarantor").

                                    RECITALS:
                                    ---------

         WHEREAS, Borrower represents and warrants that Borrower is the owner of a fee simple estate (such fee simple estate being hereinafter referred to as the "Land") in the real properties situated in Escambia County, Florida, more particularly described in Exhibit "A" (the "Realty"); and

         WHEREAS, Borrower is or shall be in the process of constructing the Improvements (as hereafter defined) on the Realty; and

         WHEREAS, Borrower has requested Lender to lend certain money to Borrower for the purpose of financing the construction of the Improvements on the Realty, Various Engineering and other professional fees in connection with the Project (as hereinafter defined), certain closing costs, and other expenses; and

         WHEREAS, Borrower and Guarantor have agreed to provide Lender with certain collateral to secure the repayment of the Loan (as hereinafter defined); and

         WHEREAS, Lender has agreed to make and Borrower has agreed to accept the Loan, subject to terms, provisions, and conditions hereinafter set forth;

         NOW, THEREFORE, it is agreed by the parties as follows:

                                   ARTICLE I.
                                   DEFINITIONS
                                   -----------

         As used in this Agreement and in the Exhibits hereto, the following terms shall have the following meanings, unless the context otherwise requires:

         1.1  Additional Future Advances:  The meaning assigned in 7.3.
              --------------------------

         1.2  Advance:  The meaning assigned in Article IV.
              -------

         1.3  Agreement:  This  Construction  and Term  Loan  Agreement  and any
              ---------
written amendments or modifications thereto duly executed by all of the parties hereto.

         1.4  Architect's  Certificate:   The   certificate  of  the  Inspecting
              ------------------------
Architect required pursuant to the terms of this Agreement, as a prerequisite to each Advance.

         1.5  Budget:  The total of the Construction  Costs and Non-Construction
              ------
Costs as estimated by Lender and Borrower to be necessary to enable Borrower to complete the Project in accordance with the Plans.

         1.6  Business Day:  Any day on which banking institutions  are open for
              ------------
business in Escambia  County, Florida.

         1.7  (Omitted).

         1.8  Completion and Occupancy Advances:  The meaning assigned in 4.7.
              ---------------------------------

         1.9  Completion Date:  Within  two  hundred seventy (270) days from May
              ---------------
21, 1998.

         1.10 Completion  Contract:  The  two Agreements  between  Borrower  and
              --------------------
Contractor  dated as of May 18, 1998.

         1.11 Construction  Costs:  All  costs for  labor,  materials, fixtures,
              -------------------
other than Nonconstruction Costs, incurred and to be incurred in the development of the Project, and as more particularly described in Exhibit "B" hereto.

         1.12 Construction Loan Fund:  The meaning assigned in 4.1.
              ----------------------

         1.13 Contractor:  Loftin Construction Company.
              ----------

         1.14 (Omitted).

         1.15 Escrow Agreement:  The escrow agreement, if any, between Borrower,
              ----------------
Lender, and Title Company (or its duly authorized agent), relating to the disbursement of the Advances.

         1.16 Events of Default:  As stated in Article VII hereof.
              -----------------

         1.17 Fee:  The meaning assigned in 2.3.
              ---

         1.18 General Partner:  The person or entity described in 3.1.
              ---------------

         1.19 Governmental Authority:  Any municipal,  county, state, or federal
              ----------------------
governmental authority or other governmental authority (domestic or foreign) having or claiming jurisdiction over the Land, the Realty, the Improvements, Lender, or Borrower.

         1.20 (Omitted).

         1.21 (Omitted).

         1.22 Guaranty:    The  guaranty  agreements  executed  and delivered by
              --------
Guarantor to Lender.

         1.23 (Omitted).

         1.24 Impositions: All (a) real estate and personal property taxes and other taxes and assessments, water and sewer rates and charges, and all other governmental charges and any interest or costs or penalties with respect thereto, and charges for any easement or agreement for the benefit of the Project, which at any time before or after the execution of the Security Documents may be assessed, levied, or imposed on the Project or the rent or income received therefrom, or any use or occupancy thereof, and (b) other taxes, assessments, fees, and governmental charges levied, imposed, or assessed on or against Borrower or any of its properties.

         1.25  Improvements:   The  improvements  to  be  made  to  the  Realty,
consisting of any improvements now existing or hereafter erected on the Realty, all of which are more particularly described in the Plans.

         1.26  Inspecting Architect: W. Lewis Culver, or an Architect designated
               --------------------
by Lender from time to time to perform the duties of Inspecting Architect as provided herein.

         1.27  Interest Reserve:  The meaning assigned in 2.5.
               ----------------

         1.28  (Omitted).

         1.29  (Omitted)

         1.30  Loan:  The  $5,420,000.00  construction and  permanent loan to be
               ----
made by Lender to Borrower, pursuant to this Agreement.

         1.31  Mortgage:  The first mortgage and security agreement  securing in
               --------
part the Loan, dated of even date herewith, and all other documents and instruments executed in connection with the Mortgage and this Agreement.

         1.32 Non-Construction  Costs: All costs, other than Construction Costs,
              -----------------------
incurred and to be incurred in development of the Project, and as more particularly described in Exhibit "C".

         1.33 Note: A certain promissory note, dated of even date herewith, made
              ----
by Borrower to the order of Lender, in the principal amount of $5,420,000.00.

         1.34 (Omitted).

         1.35 (Omitted).

         1.36 (Omitted).

         1.37 (Omitted).

         1.38 (Omitted).

         1.39 Organizational Agreements:  The meaning assigned in 3.2.
              -------------------------

         1.40 Permitted Encumbrances:  The encumbrances stated in Exhibit "D".
              ----------------------

         1.41 Plans: The architectural,  structural,  and mechanical engineering
              -----
plans, drawings, and specifications for the completion of the Improvements prepared by Borrower's Architect, and all supplements, amendments, and modifications thereto and as more particularly described in Exhibit "E".

         1.42 Premises or Project:  An extended stay lodge facilities consisting
              -------------------
of the Improvements to be constructed with the proceeds of the Loan, all located on the Realty.

         1.43 (Omitted).

         1.44 Request for Advance.  The Request for Advance on an AIA form,  as
              -------------------
may be amended from time to time, or such other form as Lender may require.

         1.45 Security Documents:  All other documents now or hereafter securing
              ------------------
the repayment of the Loan, including, without limitation, those instruments described in 2.2 hereof.

         1.46 (Omitted).

         1.47 Survey:  The surveys prepared by Walters Land Surveying, Inc., Job
              ------
No's: 9801069 and 9801070, and all updated versions, supplements, and changes thereto.

         1.48 (Omitted).

         1.49 (Omitted).

         1.50 (Omitted).

         1.51 (Omitted).

         1.52 Title Company:  Attorney's Title Insurance Fund, Inc., or its duly
              -------------
authorized agent.

         1.53 Title Insurance Policy: The policy or policies of title insurance,
              ----------------------
issued by Title Company in favor of Lender, insuring the lien of the Mortgage.

         1.54 (Omitted).

         1.55 (Omitted).

                                   ARTICLE II.
                   LOAN, COLLATERAL, AND LOAN ORIGINATION FEE
                   ------------------------------------------

         2.1  Loan.  Borrower  may  borrow  a  principal  amount  not to  exceed
              ----
$5,420,000.00, for the purpose of providing a source of funds to enable Borrower to construct and complete the Project and to pay certain closing costs and development expenses. Borrower agrees to accept the Loan and to use the proceeds thereof only as provided herein. The Loan shall be evidenced by the Note, with principal and interest being payable as provided in the Note and the Mortgage.

         2.2  Security for the Loan.  The  obligations  of Borrower to repay the
              ---------------------
principal and interest on the Loan shall be secured by:

              2.2.1  The Mortgage;

              2.2.2 the Assignment of Rents, Leases, and Profits relating to the Project dated as of even date herewith;

              2.2.3 the Assignment of Construction Documents, Contracts, Rights and Intangibles, dated as of even date herewith;

              2.2.4 the UCC Financing Statements filed with the Clerk of Escambia County and the Secretary of State of the State of Florida;

              2.2.5  the Guaranty of each Guarantor;

              2.2.6 any other documents providing collateral and security that Lender and Borrower may agree on.

         2.3  Loan Origination Fee.  In consideration of Lender making the Loan,
              --------------------
in addition to interest and any and all other payments due Lender under the Note and this Agreement, Borrower has paid to Lender a nonrefundable loan origination fee (the "Fee") in an amount equal to .5% of the principal amount of the Loan; i.e., $27,100.00. The parties agree that the Fee is not a charge for the use of money but is a charge for the purchase of the right to secure a loan of money. It is agreed that the Fee was a material inducement for Lender to continue to make the Loan and to be ready, willing, and able to fund the Loan in accordance with the terms hereof. The Fee shall be in addition to all other payments (including, without limitation, principal and interest), due and payable pursuant to the terms, provisions, and conditions of the Note and this Agreement.

         2.4  Voluntary  Prepayments.  Borrower may, without penalty, prepay the
              ----------------------
indebtedness evidenced by the Note in whole or in part.

         2.5  Interest Reserve.  Lender  shall  allocate the sum of $0.00 of the
              ----------------
Loan to an interest reserve (the "Interest Reserve") to ensure payment by Borrower of the interest due to Lender under the Loan. Lender shall disburse from the Interest Reserve such amounts as may be necessary to pay interest on the Loan on the first banking Business Day of each respective month that the same becomes due under the terms of the Note, unless Borrower elects to pay such interest in cash when due. It is understood that as long as there are sufficient funds in the Interest Reserve, Borrower has the option of not paying such interest in cash, but rather of having such interest paid from the Interest Reserve and the amounts thus disbursed added to the outstanding amount of the principal of the Loan. This option is given at Borrower's request and for the benefit of Borrower and shall be deemed to have been exercised by Borrower without the necessity of further documentation on each interest payment date during the period that the Interest Reserve has sufficient funds. At any time that interest payments on the Loan shall be due, Lender shall bill Borrower for that interest and Borrower may either (a) pay the interest and request Lender to reimburse Borrower for any such Interest so paid from, the Interest Reserve and charge Borrower's account therefor, or (b) request Lender to advance any such amount of interest due to itself from the Interest Reserve and simultaneously charge Borrower's account therefor. Before any default in any of the terms, covenants, and provisions of any of the documents evidencing and securing the Loan, Lender shall, to the extent the Interest Reserve is sufficient, either (a) advance any such amount of interest due to itself from the Interest Reserve and simultaneously charge Borrower's account therefor, or (b) reimburse Borrower from the Interest Reserve for any interest paid by Borrower, as may be requested by Borrower under the terms hereof. The amount of the each payment out of the Interest Reserve shall increase in respective amounts the then-outstanding principal balance due on the Loan. When and if such Interest Reserve is depleted, all monthly interest payments shall be paid by Borrower in cash. If at the time the Final Advance under Paragraph 4.4 hereof is made there remain undisbursed amounts in the Interest Reserve, such amounts shall be disbursed to Borrower as part of the Final Advance.

         2.6  (Omitted).

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         Borrower represents and warrants to Lender as follows:

         3.1  Organization,  Formation,  Power,  Etc.  (a) Borrower is a Florida
              ---------------------------------------
limited partnership duly organized, validly existing, and in good standing under the laws of Florida; (b) Borrower's sole general partner is HOME STAY LODGE, INC., ("Corporate General Partner"), a corporation duly organized, validly existing, and in good standing under the laws of Florida (sometimes referred to as "General Partner"); (c) Borrower has the power and authority to own property and to carry on its business in every jurisdiction in which the nature of its business or its properties make such qualification necessary, and General Partner has the power and authority to own property and carry on its business in every jurisdiction in which the nature of its business or its properties make such qualification necessary; and (d) Borrower and General Partner are in compliance with all laws, regulations, ordinances, and public authorities applicable to them and have the full power and authority to consummate the transactions contemplated herein.

         3.2   Organizational   Agreements.   The   partnership   agreement  and
               ---------------------------
certificate of limited partnership of Borrower and the corporate charter and bylaws of Corporate General Partner (collectively the "Organizational Agreements") that have been given to Under have not been modified or amended except by amendments of which Lender has been advised and furnished copies; and the Organizational Agreements will not be, in any manner, materially changed, modified, or altered without the prior written consent of Lender.

         3.3  Corporate General Partner.  All of the stock of Corporate  General
              -------------------------
Partner is fully paid and non-assessable; there are no outstanding rights or options to acquire any additional shares of Corporate General Partner's stock; and the stock of Corporate General Partner is not subject to any commitments, liens, or encumbrances.

         3.4  Validity  of  Loan  Instruments.  The  execution,   delivery,  and
              -------------------------------
performance by Borrower of this Agreement, and the borrowing evidenced by the Note, and the execution and delivery of the Mortgage and Security Documents (a) have been duly authorized by all requisite corporate/ partnership action on the part of General Partner and Borrower respectively; (b) do not require the approval of any governmental authority; and (c) to Borrower'9 knowledge and belief, will not violate any provision of law (including, without limitation, any applicable usury law or similar law), any order or regulation of any court or other Governmental Authority, or any indenture, agreement, or other instrument to which Borrower is a party or by which it or any of its property is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever on any of its property or assets, except as contemplated by the provisions of this Agreement. The Security Documents constitute the legal, valid, and binding obligations of Borrower and, to the best of Borrower's knowledge and belief, are enforceable against Borrower in accordance with their respective terms.

         3.5  Financial Statements. All balance sheets, statements of profit and
              --------------------
loss, and other financial data that have been given to Lender by Borrower or Guarantor with respect to Borrower and Guarantor (a) are complete and correct in all material respects; (b) accurately present the financial condition of said entity and person as of the dates, and the results of its operations for the periods, for which the same have been furnished; and (c) have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods covered thereby. All balance sheets disclose all known liabilities, direct and contingent, as of their respective dates and there has been no change in the condition of Borrower or such Guarantor, financial or otherwise, since the date of the most recent financial statements given to Lender with respect to Borrower and Guarantor, other than changes in the ordinary course of business, none of which changes has been materially adverse.

         3.6 Other Information. All other information, reports, papers, and data
             -----------------
given to Lender by Borrower or Guarantor with respect to Borrower and Guarantor are accurate and correct in all material respects and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter.

         3.7  Other  Agreements.  To the best of  their  knowledge  and  belief,
              -----------------
neither  Borrower  nor  Guarantor  is a party  to any  agreement  or  instrument adversely affecting its present or proposed business, properties or assets, operation, or condition, financial or otherwise, and Borrower is not in default in the performance, observance, or fulfillment of any of the material obligations, covenants, or conditions set forth in any agreement or instrument to which it is a party.

         3.8  Taxes:  Borrower has filed all income tax returns required to have
              -----
been filed by it and has paid all taxes that have become due pursuant to such returns or pursuant to any assessment received by it, and Borrower does not know of any basis for additional assessment in respect to such taxes.

         3.9  Litigation.  To the best of Borrower's knowledge, there is not now
              ----------
pending against or affecting Borrower or Guarantor, nor to the knowledge of Borrower is there threatened, any action, lawsuit, or proceeding at law or in equity by or before any Governmental Authority that, if adversely determined, would impair or affect Borrower's financial condition or operations.

         3.10  Title.  Borrower  has good and  marketable  title to a fee simple
               -----
"state in the Realty, and is indefeasibly seized of the Improvements and such tangible property as constitutes, or is or may be determined to be, fixtures or equipment, in fee simple, in each case free and clear of any liens, charges, encumbrances, security interests, and adverse claims whatsoever, except for the Permitted Encumbrances.

         3.11 Plans, Building Permit. The Plans have been or will be approved by
              ----------------------
each Governmental Authority having or claiming jurisdiction over the Land, Realty, and Project and any other person whose approval of the Plans, in whole or in part, may be called for by applicable undertakings of Borrower, and all building permits and other required permits and approvals required before the commencement of construction have been or will be obtained before the commencement of construction, and all other permits and approvals required subsequent to the commencement of construction will be obtained before commencing the stage of construction for which any such permit or approval is required. The Plans have been reviewed and approved by Borrower.

         3.12  Zoning  and  Other   Requirements.   The   constructing   of  the
               ---------------------------------
Improvements, in accordance with the Plans, conforms and will conform to all zoning and other governmental regulations and to any covenants, conditions, and restrictions contained in any deed or deeds covering or affecting all or any portion of the Realty.

         3.13  Utilities  and Roads.  All  utility  services  necessary  for the
               --------------------
construction of the Improvements and the operation thereof for its intended purpose are available to the Realty, including water supply, storm and sanitary sewer facilities, electricity, and telephone facilities. All roads necessary for the full utilization of the Improvements for their intended purposes have been completed or all necessary steps have been taken by Borrower to ensure their completion or to ensure the complete construction thereof by the Completion Date, and such roads will be available to Under and to tenants of the Project for use by their vehicles without interruption (except interruptions caused by construction in accordance with the Plans).

         3.14  Other  Financing.  Borrower has not received any other  financing
               ----------------
for the acquisition of the Land or the construction of the Improvements.

         3.15  Water  and  Sewer.  There is, or will be,  available  before  the
               -----------------
Completion Date water and sewer lines to the boundaries of the Land so that the Improvements may be connected to the water and sewer plants providing water and sewerage services to the area in which the Land is located, and on the date hereof, to the best knowledge of Borrower, such water and sewer plants have adequate capacity to provide both adequate water and sewerage distribution, collection, and treatment services for the Project. Such water and sewer lines are adequate in size to service the Project and have been or will be installed before the Completion Date in the rights of way abutting and adjoining the Land. No private easements are required or necessary for the furnishing of water and sewerage services to the Improvements, or if any private easements have been obtained by recorded easement agreements, the agreements shall be approved by the appropriate utility companies and Governmental Authorities having jurisdiction over them.

         3.16  Moratorium.  To the best of  Borrower's  belief  and based on due
               ----------
inquiry and the advice of engineers and architects, there is no moratorium or like governmental order or restriction now in effect or contemplated with respect to the Premises.

         3.17  Environmental Laws. To the best of Borrower's belief and based on
               ------------------
due inquiry and the advice of engineers and architects, the requirements of all pollution and environmental control laws and regulations applicable to the Premises and the use thereof have been and will be satisfied.

         3.18  No Event  of  Default.  No Event of  Default  exists  under  this
               ---------------------
Agreement or the Note, the Security Documents, or the Permitted Encumbrances, and no event has occurred and is continuing that, with notice or the passage of time or either, would constitute a default under any provision thereof. The consummation of the transactions hereby contemplated and performance of this Agreement and the Mortgage will not result in any breach of, or constitute a default under, the Permitted Exceptions, or any mortgage, deed of trust, lease, bank loan or credit agreement, corporate charter, partnership agreement, bylaw, or other instrument to which Borrower or Guarantor is a party or by which either of them may be bound or affected.

         3.19  Sale of Securities and Land Sales.  Borrower has not  instituted,
               ---------------------------------
caused to be instituted, or been a party to, and, to the best of Borrower's knowledge, there has not been, any public offering with respect to the Land and/or the Improvements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Borrower has complied with and will comply with all laws and regulations of Florida applicable to the Project. Borrower has not received any notice of commencement of any proceeding or investigation by any Governmental Authority with respect to any offering of the Project. Borrower will not institute, cause to be instituted, be an issuer or underwriter of, or be a party to, an offering with respect to the Land, the Improvements, or interests therein or in Borrower that is not exempt from the "public offering" requirements of the aforesaid acts and applicable Florida laws and regulations without the prior written consent of Lender.

         3.20  Priority of Lien on  Personalty.  No chattel  mortgage,  security
               -------------------------------
agreement, financing statement, or title retention agreement (except those executed in favor of Lender) has been or will be executed with respect to any personal property, chattel, or fixture used in connection with the construction, operation, or maintenance of the Premises.

         3.21  Condition  of the  Project.  The Premises are not  now damaged or
               --------------------------
injured as a result of any fire, explosion, accident, flood, or other casualty.

         3.22  Labor and Materials.  All labor and materials  contracted for  in
               -------------------
connection with the construction of the Improvements shall be used solely for the construction of the Improvements.

         3.23  Zoning.  The Realty is zoned in  accordance  with all  applicable
               ------
governmental rules, ordinances, regulations, and laws so as to permit the proposed Improvements and related amenities to be constructed thereon, and such zoning and all other applicable laws and ordinances do not impose any setbacks or other requirements that would make the construction infeasible; and Borrower is not aware of any problem or requirement that would jeopardize the building permits for the Improvements.

         3.24  Improvements.  The  Improvements as of the date of this Agreement
               ------------
(if there be any) are free of any material defects in construction and are in compliance with all applicable construction codes and other governmental requirements. To the best of Borrower's knowledge and belief, all surveys, plot plans, and other documents heretofore furnished by Borrower to Lender with respect to the Realty and Improvements are accurate and complete as of the respective dates thereof.

         3.25   Construction  Costs.  To the best of Borrower's  knowledge,  the
                -------------------
amounts of the Construction Costs and Non-Construction Costs are accurate, true, and correct and are satisfactory to Borrower.

         3.26  Construction   Liens.  As  of  the  date  hereof,  no  notice  of
               --------------------
commencement has been filed of record with respect to the Land, the Realty, or the Improvements, and no claims of lien have been filed with respect to the Land, the Realty, or the Improvements, and no other act or thing has been or will be done with respect to the Land, the Realty, or the Improvements that could, under any circumstances, give rise to any lien of a mechanic, material supplier, contractor, subcontractor, or laborer, before the recording of the Mortgage.

         3.27 (Omitted).

         3.28 Reaffirmation of Representations  and Warranties.  Each request by
              ------------------------------------------------
Borrower for an, Advance hereunder (a) shall constitute a reaffirmation that the foregoing representations and warranties (except with respect to the warranties contained in Paragraph 3.26) remain true and correct in all material respects as of the date of such request and, unless Lender is notified to the contrary before disbursement of the requested Advance, will be so on the date of such Advance, and (b) shall constitute Borrower's representation and warranty that the information set forth in each such request and any certification by Borrower's Architect supplied in connection therewith is true and correct and omits no material fact necessary to make the same not misleading.

                                   ARTICLE IV.
                ADVANCES AND COMPUTATION AND PAYMENT OF INTEREST
                ------------------------------------------------

         4.1  Purpose, Time, Place. Subject to the provisions of this Agreement,
              --------------------
from time to time as work on the Project progresses, Lender shall make advances on the Loan to Borrower, in aggregate principal amount not to exceed the Budget, in the amounts specified in Paragraph 4.3 hereof for the purpose of paying Construction Costs (the "Construction Loan Fund") and Non-construction Costs incurred in connection with the Project (hereinafter an "Advance"); provided, however, no more than the total certified Construction Costs approved by Lender shall be disbursed at any time under the Loan, and Lender shall not be obligated to make any Advance for work not completed before the Completion Date. Borrower agrees that all Advances will be made by such means as Lender may from time to time designate; however, Lender shall not be required to see to the proper application of any such Advance and shall not incur any liability for any failure of such proper application. Furthermore, following an Event of Default and for as- long as such Event Of Default remains uncured (if cure thereof is accepted by Lender), Lender reserves the right to disburse Advances directly to contractors and subcontractors, and no further direction or authorization from Borrower shall be necessary following an Event of Default to permit disbursement directly to the contractors, subcontractors, and material suppliers, and all disbursements so made shall satisfy pro tanto the obligations of Lender hereunder. As a condition precedent to the initial Advance, Borrower shall furnish to Lender a complete construction schedule and a current trade cost breakdown of the entire Project, itemized as to trade items, trade descriptions, and correct lists of all subcontractors and suppliers employed or to be employed in connection with the construction of the Improvements.

         Lender shall make Advances for materials that are stored on the Premises but not affixed to or incorporated in the Improvements, if the materials are securely stored and protected from and insured against theft, vandalism, and the elements to Lender's reasonable satisfaction.

         The Budget (also referred to as Schedule of Values) for the Construction Costs is attached hereto as Exhibit B. The Non-Construction Costs are described in Exhibit C. Notwithstanding anything else in this Loan Agreement to the contrary, no disbursements will be made for Construction Costs or Non-Construction Costs until Borrower has paid out of pocket (and provided satisfactory receipts of payment to Lender) Three Hundred Twenty One Thousand and No/100 Dollars ($321,000.00) in costs. The $321,000.00 shall not include any payments for the appraisal, survey update, feasibility study, origination fee and loan closing costs, all of which will be paid out of pocket by Borrower in addition to the $321,000.00.

         4.2 Amount. Each Advance shall be based on a percentage of completion of work in place and be in an amount equal to the lesser of (a) the amount of the Non-Construction Costs and Construction Costs incurred since the date of the then immediately preceding Advance (or since the date of commencement of the Project in case of the initial Advance) that is then due and payable; or (b) an amount that does not exceed the budgeted amount for such work in accordance with the Budget. Lender may (but shall not be obligated to) make an on-site inspection and review of construction to verify the percentage of completion and certify any Request for Advance. The initial Advance may defray certain of Borrower's costs incurred in improving and developing the Premises and marketing the Project before the date of this Agreement; however, none of the foregoing costs and expenditures shall have the effect of diluting Borrower's equity in the Project and none shall exceed the budgeted amount for such items in accordance with the Budget. Lender may deduct from any Advance the amount of any retainages, initial fees, expenses, and deposits in accordance with the terms of this Agreement.

         4.3  Advances - Procedure.  Lender will make advances hereunder no more
              --------------------
frequently than once a month. On or before the 5th day of each month, unless otherwise specified herein, Borrower shall deliver to Lender all of the following:

              4.3.1. A fully completed Request for Advance signed by Borrower and Inspecting Architect (and such persons and entities indicated therein), which shall constitute a representation and warranty that the work stated therein has been performed in accordance with the provisions of this Agreement, the Plans, and all contractual obligations of the parties therein named as well as a representation and warranty that all conditions precedent to the Requested Advance have been satisfied and that there is no Event of Default hereunder.

              4.3.2 Certificate from Inspecting Architect recommending the amount to be disbursed, stating that the amount requested for Construction Costs is correct for that stage of construction, and setting forth such details concerning the construction of the Improvements, including but not limited to
(a) a statement that the portion of the Improvements then completed has been constructed in a good and workmanlike manner and in compliance with the Plans and all applicable laws, ordinances, and building codes; (b) a schedule of work in place; (c) the extent of completion of the Improvements and the value thereof; (d) the estimated costs of completing the Improvements in accordance with the Plans; (e) a statement that sufficient work has been completed to warrant the draw being requested; (f) a statement that the amounts indicated to complete are accurate; (g) a statement that the remaining undisbursed funds in the Construction Loan Fund are adequate to complete the Improvements; and (h) a statement that there have been no material deviations from the Plans except as approved in writing by Lender.

              4.3.3 A sworn statement from Borrower setting forth the nature of all Construction Costs and Non-Construction Costs for which the Advance is requested and the names of the obligees in respect of such costs and the respective amounts owing to each; and such evidence (including receipted invoices, billings, and affidavits) that such costs have been incurred as Lender may reasonably request.

              4.3.4 Waivers, releases, or satisfactions of liens in form and substance reasonably satisfactory to Lender, and such other evidence as Lender may reasonably request showing that all outstanding claims for Construction Costs, including claims of contractors, subcontractors, laborers, and material suppliers, have been paid through the date of the preceding Advance, and will be paid to date with the funds being currently advanced and that there are no liens outstanding.

              4.3.5 A current dated copy of the Survey, showing the proposed location of all the Improvements on the Land and showing the location of the completed Improvements and the certificate of the surveyor stating that they are within the building lines and in compliance with any restrictions of record or ordinances relating to the location thereof; however, Borrower shall be required to provide only an initial boundary survey, a foundation survey as hereinafter described, and an "as-built survey" as described in Paragraph 4.4.3 hereof, unless the Title Company requires additional surveys. Within 10 days after laying the foundation, Borrower shall provide Lender with a foundation survey, certified to Borrower, Lender, and the Title Company, showing the location of the foundation within the Realty and showing compliance with all governmental and privately imposed setback or other restrictive construction requirements.

              4.3.6 A current endorsement to the Title Insurance Policy (a) increasing the aggregate amount of the policy by an amount equal to the Advance then being requested; (b) confirming that the lien of the Mortgage remains a valid first lien on the Premises; and (c) reflecting that no matters adversely affecting title to the Land or Realty have been filed of record.

              4.3.7  (Omitted).

              4.3.8 Borrower will have submitted, and Lender and the Inspector will have approved, detailed plans and specifications for the project including without limitation, the site plan and the interior layout (collectively, the "Plans and Specifications"), stamped and certified as true and correct by the architect, engineer, designer or planner who has prepared the same, and approved by all necessary government and private authorities and agencies. All plans and specifications must comply with all applicable building codes and the Americans with Disabilities Act of 1990, Public Law 101-336,42 U.S.C. 12101.

              4.3.9 Upon Lender's request, Borrower will have submitted and Lender and the Inspector will have approved a schedule of equipment necessary and sufficient to fully equip and operate the project for its intended use.

              4.3.10 Upon Lender's Request, a bar graph or critical path construction schedule setting forth the anticipated starting dates and completion dates of the various elements and categories of the work in constructing, equipping and completing the project.

              4.3.11  (Omitted).

              4.3.12 An agreement is to be executed by both Borrower and General Contractor providing for the assignment of Borrower's rights and interests under the Construction Contract in the event of default by the Borrower.

              4.3.13 Borrower will have entered into and Lender will have approved contracts or agreements with architects, engineers, designers and planners to provide the architectural, engineering and design services required for completion of the project, with such architects, .engineers, designers and planners as are approved by Lender.

              4.3.14 Lender will have received Certificates of Borrower's Architects and engineers containing a detailed listing and description of the Plans and Specifications and certifying to the effect that: (i) when completed, the project will comply with all currently applicable building codes and laws (including, without limitation, the Americans and Disabilities Act of 1990, Public Law 101-336, 42 U.S.C. 12101), ordinances, rules and regulations, and with all covenants, conditions, easements and restrictions to which the project is subject, (ii) that any and all required licenses, certificates, consents and permits for, and approvals of, the project and the Plans and Specifications have been issued by all governmental and private authorities and agencies having jurisdiction thereof, (iii) that there is adequate and sufficient water, storm sewer, sanitary sewer, gas, electrical and telephone service available to the project without the necessity of any off-site improvements, and without the necessity of any on-site improvements other than those provided for in the approved Plans and Specifications and the Project Cost Budget, and (iv) that the amounts set forth in the Project Cost Budget are adequate and sufficient for the final completion and equipping of the project.

              4.3.15 The Borrower will have obtained and delivered to Lender consent agreements, in form and substance satisfactory to Lender and Lender's counsel, of all contractors, architects and engineers engaged by the Borrower in connection with the Improvements. Such consent agreements will provide that the rights and liens of such persons are subordinate to Lender's rights and mortgage lien, that Lender will be entitled to use all plans and specifications, drawings, and other documents prepared by such parties to complete the Improvements in the event of a default under the loan by the Borrower, and that each such party will perform for Lender its obligations with respect to the project under the same terms contained in its agreement with the Borrower if the Borrower defaults under the loan and Lender elects to complete the Improvements.

              4.3.16   (Omitted).

              4.3.17   (Omitted).

              4.3.18   (Omitted).

              4.3.19 Upon Lender's request, Borrower or Borrower's project General Contractor will furnish to Lender performance and payment bonds in form and content satisfactory to Lender in an amount equal to one hundred percent (100%) of the stipulated sum or guaranteed maximum contract price of the Improvements under the General Contract, issued by a bonding company satisfactory to Lender with a dual-obligee rider naming Lender as co-oblige. Any and all conditions in the payment and performance bond(s) must be approved by the Lender, and must comply with the following terms:

              4.3.19.1 The construction contractor must given written notice to the Lender of any alleged default by the Borrower/Owner under Title Contract or any other contract documents relating to the Contract.

              4.3.19.2 The Lender will have not less than sixty (60) days after receipt of such notice or such time as is reasonably necessary to cure such default, whichever is greater. Failure to give such notice will constitute a waiver of such default and the bond will remain in full force and effect notwithstanding the Owner's alleged default.

              4.3.19.3 (Omitted).

              4.3.19.4 Claims submitted to arbitration will not constitute defaults.

              4.3.19.5 Any changes or modifications in or under the Contract or the other contract documents will not release the surety.

              4.3.19.6 The surety will waive any defense of timeliness of completion of time extensions are granted by the Borrower/Owner to the contraction contractor.

              4.3.20 Borrower will provide satisfactory evidence td" Lender that
(i) the architect/engineer maintains professional liability (errors and omissions) insurance in an amount satisfactory to Lender, (ii) the General
Contractor maintains workman's compensation insurance and public liability insurance (if applicable), and (iii) such other insurance as may be required by Lender in connection with the Mortgaged Premises.

              4.3.21 Lender will have been furnished with copies of all construction and/or building permits or written evidence satisfactory to Lender and all applicable governmental and regulatory authorities that all necessary licenses, permits and approvals have been issued by all governmental and regulatory authorities to permit construction of the Improvements and use of the project for the intended purposes. (Except for any amounts to be disbursed by Lender at closing, no further amounts will be disbursed by Lender until Borrower has obtained the building permit and all other permits necessary to construct the Improvements).

              4.3.22 A satisfactory current appraisal of the Realty and Improvements by an appraiser acceptable to Lender in an amount not less than Seven Million Four Hundred Thousand Dollars ($7,400,000.00). Lender, on behalf of itself and its appraisers, reserves the right to enter onto the Mortgaged Premises at reasonable times during the term of the Loan for the purposes of inspecting and appraising the Mortgaged Premises. All such appraisal costs and fees will be paid by Borrower, provided, however, Borrower will have no duty or obligation to pay for an appraisal during the sixteen (16)-month period following closing, or for more than one (1) such appraisal in any sixteen
(16)-month period thereafter. If Lender is required by any federal or state authority or by Lender's auditors, or if the Loan is in default, additional appraisals at Borrower's expense may be required.

              4.3.23 Such other instruments, documents, and certificates as Lender may reasonably request.

         4.4  Final  Advance.  At least  10 days  before  the date of the  Final
              --------------
Advance with respect to the Improvements described in the Construction Contract, and following the substantial completion of the Improvements, unless otherwise specified herein, Borrower shall deliver to Lender all of the following:

              4.4.1. The documents, instruments, and certificates required by subparagraphs 4.3.1-4.3.7.

              4.4.2. A final Certificate of Inspecting Architect stating (a) that the construction of the Improvements has been completed in a good and workmanlike manner and in compliance with the Plans (including, but not limited to, the equipping, furnishing, and fixturing of the Improvements, all clearing, landscaping, lighting, and paving of the Premises) and all applicable laws, ordinances, and building codes; and (b) such other details concerning the construction of the Improvements as Lender shall request.

              4.4.3. A final currently dated copy of the Survey, showing the location of all the Improvements evidencing that the same are in compliance with any restrictions of record or ordinances relating to the locations thereof; and final "as-built" Plans of the-Improvements.

              4.4.4. The final and unconditional acceptances of the Improvements, or appropriate portions thereof, by the appropriate Governmental Authority to the extent that any such approval is a condition to the lawful use of the Improvements and the sale or leasing of the same to the public; or a letter from the appropriate Governmental Authority to the effect that no such certificate or other approval is issued by it, accompanied by Borrower's certificate that no notices of any claimed violations of ordinances have been served on Borrower.

              4.4.5. Certified copies of all maintenance/warranty bonds, if any, with respect to the Improvements as may be required by applicable Governmental Authority.

              4.4.6.  Final  construction  lien affidavits  from   Borrower  and
Borrower's general contractor disclosing that all persons, firms, and corporations who have supplied labor and materials with respect to the Project have been paid in full, which affidavits shall have attached to them recordable final releases of lien from all such persons, firms, and corporations.

              4.4.7. A letter from Borrower stating that Borrower (a) has inspected the Improvements and is satisfied that they have been completed in accordance with the Plans; (b) accepts the work as completed, or if there is a dispute between Borrower and any contractors, setting forth the nature of such dispute and the amount disputed, which amount shall be withheld by Lender pending resolution of such dispute; and (c) waives any action against Lender for payment of Construction Costs on work that Borrower may later consider to be substandard or unsatisfactory.

              4.4.8. A current endorsement to the Title Insurance Policy (a) increasing the aggregate amount of the policy by an amount equal to the Advance then being requested; (b) confirming that the lien of the Mortgage remains a valid first lien on the Premises; and (c) reflecting that no matters adversely affecting title to the Land or Realty have been filed of record.

         4.5  (Omitted).

         4.6  (Omitted).

         4.7  (Omitted).

         4.8  Conditions of Advances.  Anything contained herein or in any other
              ----------------------
agreement between Borrower and Lender to the contrary notwithstanding, Lender shall not be obligated to make an Advance hereunder if, on the date such Advance is to be made, any of the following conditions exist:

                  4.8.1. Borrower shall be unwilling or unable to pay for that portion of Construction Costs and Non-Construction Costs then due and payable that will not be covered by the Advance.

                  4.8.2. There is of record any mortgage, lien, charge, or other encumbrance on the Premises other than the lien of the Mortgage and the Permitted Encumbrances, or there is any mortgage, lien, charge, or other encumbrance not of record that, in the reasonable opinion of Lender, may constitute a cloud on the title to the Premises, render such title unmarketable, or otherwise invalidate or adversely affect the lien of the Mortgage.

                  4.8.3. There is any litigation or proceedings pending or threatened that may affect the validity or priority of the lien of the Mortgage or that may materially affect Borrower's ability to perform its obligations under this Agreement or any other agreement relating to the Premises.

                  4.8.4. Any of the  representations and warranties set forth in
Article III hereof shall prove to have been false or misleading in any material respect as of the date on which such representation or warranty was made.

                  4.8.5. The portion of the Improvements theretofore constructed shall have been destroyed or materially damaged by fire or other casualty and either (a) Lender shall not have received insurance proceeds `sufficient in the judgment of Lender to effect the satisfactory restoration of the Improvements and to permit the completion thereof before the Completion Date; or (b) Borrower shall not have agreed to fund any deficit as estimated by Lender and in a manner satisfactory to Lender to effect the satisfactory restoration to the Improvements and to permit the completion thereof before the Completion Date.

              4.8.6.   (Omitted).

              4.8.7. Borrower shall fail to deliver any of the instruments, documents, certificates, and opinions required pursuant to the provisions of Paragraph 4.3 hereof.

              4.8.8. Lender shall determine that there will not be available by the Completion Date (a) adequate road access to the improvements; (b) adequate potable water supply meeting all governmental and fire underwriter requirements;
(c) adequate sanitary sewer collection and disposal services meeting all governmental requirements; and (d) all other public utility services contemplated to be necessary or desirable for the improvements.

              4.8.9. Lender shall determine that the undisbursed portion of the Loan is insufficient to fully complete the Improvements (including the Tenant Improvements) in a lien-free condition before the Completion Date and to pay or provide for all reasonably anticipated NonConstruction Costs through the maturity of the Loan, and Borrower is unwilling or unable to fund such deficit on Lender's request therefor.

         4.9  (Omitted)

         4.10 Initial Advance. Without limiting any of the other terms, provisions, and conditions hereof, the initial Advance hereunder shall not be made until Borrower has delivered to Lender the following (each of which shall be in form and substance acceptable to Lender): (a) such surveys, plats, plans, and reports with respect to the Premises as Lender may reasonably require; (b) such permits, certificates, instruments, additional or supporting documents, and-other information with respect to the operations and affairs of Borrower and the Premises as set forth in the Commitment and as Lender shall reasonably require; and (c) opinions of counsel for Borrower in form, scope, and substance satisfactory to Lender.

                                   ARTICLE V.
                              AFFIRMATIVE COVENANTS

         Borrower hereby covenants and agrees that, from the date hereof and until Lender shall have no further obligation to make Advances and until all Construction Costs, Non-Construction Costs, and other indebtedness and obligations incurred in connection therewith shall have been paid, performed, and discharged in full:

         5.1 Payment of Construction Costs and Non-Construction Costs.  Borrower
             --------------------------------------------------------
shall promptly pay all Construction Costs and Non-Construction Costs incurred in connection with the Premises as and when the same become due and payable, paying for the same with the proceeds of the Loan advanced from time to time and with its own funds to the extent the same are not covered by the proceeds of the Loan.

         5.2 Additional Investment: Payment. Before any disbursement of the Loan
             ------------------------------
proceeds is made, Borrower shall, if required by Lender, pay an amount to the Construction Loan Fund equal to the difference between the amount of the Loan and the estimated cost of construction and completion of the Project as determined by Lender. If the estimated cost of completing the Project, as determined by Lender, shall at any time exceed the undisbursed portion of the Loan, Borrower shall pay an amount equal to such excess. Any amounts determined in accordance with the foregoing shall be paid to contractors, suppliers, material suppliers, and laborers before any additional Loan proceeds are paid out or disbursed. Notwithstanding anything to the contrary contained in this Agreement, the Note, or the Security Documents, if Lender shall, at any time, determine and notify Borrower that the amount of money remaining undisbursed under the Loan is less than the amount required to fully complete and pay for the Project, including the payment of all Construction Costs (including Tenant Improvements), Non-Construction Costs, and Loan interest, and Lender demands that Borrower pay an amount equal to such deficiency, as determined by Lender, Borrower shall comply with such demand and pay such deficiency to the Construction Loan Fund before any additional Advances are made under the Loan. Lender and Borrower agree periodically to reevaluate the Budget, and any savings or deficiencies determined as a result of any such reevaluation will be taken into account in determining the amount of any additional investments required by Borrower pursuant to the provisions of this paragraph.

         5.3  Contracts, Subcontracts, Etc. Borrower shall deliver to Lender for
              -----------------------------
its approval upon request by Lender (a) copies of all construction contracts and subcontracts relating to the Project, and any change orders thereto, and if in the reasonable judgment of Lender such contracts do not cover all of the work necessary to substantially complete the Project, Borrower shall obtain firm bids from responsible parties, or estimates and other information reasonably satisfactory to Lender, for the work not so covered, to enable Lender to ascertain the total estimated cost of all work done and to be done; (b) invoices, bills of sale, statements, receipted vouchers, or agreements under which Borrower claims title to any materials, fixtures, or articles used in the construction of the Improvements; (c) a list of all unpaid bills for labor and materials with respect to construction of the Improvements; and (d) budgets of Borrower and revisions thereof showing estimated costs of construction of the Improvements and funds required at any given time to complete and pay for such construction.

         5.4   Construction.   Borrower  shall  commence   construction  of  the
               ------------
Improvements within 30 days after the date of this Agreement (and in any event within 30 days after the issuance of a building permit with respect thereto), and thereafter shall diligently and continuously proceed toward the completion of the Project in a sound and workmanlike manner so that it will be completed on or before the Completion Date (a) strictly in accordance with the Plans (with only such changes therein as are approved in writing by Lender, except that until the aggregate value of all change orders equals or exceeds $50,000, individual change orders in an amount not exceeding $10,000 shall not require Lender's prior written approval, but copies thereof shall be promptly provided to Lender and Inspecting Architect); (b) in accordance with existing zoning ordinances or existing variances thereof and in compliance with all building and use restrictions applicable to the Premises and all other applicable laws, rules, permits, ordinances, regulations, or restrictive covenants or requirements of Governmental Authorities; and (c) free and clear of all adverse claims and liens, encumbrances, and security interests other than the liens of the Mortgage and the Permitted Encumbrances.

         5.5  Performance of Obligations.  Borrower shall duly pay, perform, and
              --------------------------
discharge all of its other obligations hereunder, under the Note, and any other agreement between Borrower and Lender.

         5.6  Inspections.  Lender  may enter  on the  Realty at any  reasonable
              -----------
time and from time to time, to do the following:

              5.6.1. Inspect the same and all materials used in construction of the Improvements or stored on the Premises.

              5.6.2. Examine or copy (a) all plans, specifications, shop drawings, and work details that are or may be kept on the Realty; (b) all of Borrower's books, records, and accounts relating to work contracted for and materials ordered and received, and all disbursements and accounts payable in connection with the Improvements; (c) certificates and reports of inspecting architects, Architects, and public officials; and (d) all subcontracts, bills, bank accounts, and records pertaining to same, and papers pertaining to the Improvements. To the extent to which they lawfully may do so, all interested Governmental Authorities shall be permitted access to enter on the Realty at any reasonable time to inspect the Improvements and all materials used in construction of the Improvements or stored on the Premises.

         5.7.  Fire and Extended  Coverage  Insurance.  Borrower  shall keep the
               --------------------------------------
Improvements and all material (installed and uninstalled), supplies, and other personal property on the Realty insured against loss or damage by fire, vandalism, burglary, theft, mysterious disappearance, malicious mischief, riot, earthquake, and other hazards insured against by a standard form of extended coverage insurance and such other insurance (including, but not limited. to, flood) as may be specified by Lender from time to time, in amounts, and with insurance companies authorized to do business in Florida, that are approved by Lender. Each insurance policy shall be in the so-called "Builder's Risk 100% Completed Value Non-Reporting" form and shall provide that (subject to the rights of the landlord under the Ground Lease) (a) losses will be adjusted as provided in the Mortgage; (b) loss payments will be payable to Lender alone and applied as provided in the Mortgage; (c) the interest of Lender shall be insured regardless of any breach or violation by Borrower of any warranties, declarations, or conditions contained in such policy; and (d) if such insurance is canceled or materially changed for any reason, the insurer shall promptly notify Lender and such cancellation or change shall not be effective as to Lender for 30 days after receipt by Lender of such notice. Borrower shall deliver to Lender copies of each policy upon the execution hereof, and copies of each renewal policy not less than 30 days before the expiration of the original policy or preceding renewal policy (as the case may be), and deliver to Lender receipts or other evidence that the premiums have been paid. The form and content of all insurance policies required under this Agreement shall be satisfactory to Lender as to form and content.

         5.8.  Public  Liability  Insurance.  Borrower shall carry and cause all
               ----------------------------
contractors to carry comprehensive public liability and property damage insurance in connection with the Project, and during construction, contractor's protective liability insurance (including explosion and collapse coverage) and comprehensive automobile liability insurance covering all motor vehicles, owned and non-owned, used in connection with the Project. Each insurance policy issued in connection with the Project shall name Lender as an "Additional Insured" and "Mortgagee/Loss Payee" and provide that if such insurance be canceled or materially changed for any reason, the insurer shall promptly notify Lender, and such cancellation or change shall not be effective as to Lender for 30 days after receipt by Lender of such notice. Borrower shall deliver to Lender copies of each policy upon the execution thereof, and copies of each renewal policy not less than 30 days before the expiration of the original policy or preceding renewal policy (as the case may be), and deliver to Lender receipts or other evidence that the premiums have been paid. All policies shall be in amounts and with insurers and in a form acceptable to Lender.

         5.9. Workers' Compensation Insurance. Borrower shall carry or cause all
              -------------------------------
contractors to carry workers' compensation and employer's liability insurance covering all liability in connection with the Project under applicable workers' compensation laws, and deliver to Lender a certificate indicating that the policy or policies evidencing such insurance have been issued.

         5.10.  Flood Insurance.  Borrower shall comply with the requirements of
                ---------------
the Flood Disaster Protection Act as and when required.

         5.11.  Proceedings.  Borrower shall notify Lender of the institution of
                -----------
any proceedings at law or in equity against Borrower or Guarantor, including, but not limited to, any proceedings to assert or to enforce mechanics', material suppliers', or other involuntary liens.

         5.12.  Compliance with Laws.  Borrower  shall  promptly  and faithfully
                --------------------
comply with, conform to, and obey all present and future laws, ordinances, rules, regulations, and requirements of every Governmental Authority.

         5.13. Payment of Impositions. Except with respect to contests permitted
               ----------------------
in accordance with the terms of the Mortgage, Borrower shall pay the Impositions not later than the due date thereof, or on the day any fine, penalty, interest, or cost may be added thereto or imposed by law for the nonpayment thereof (if such day is used to determine the due date of the respective item); however, if by law any Imposition may be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Borrower may pay the same in installments. Borrower also shall pay and discharge promptly all taxes, assessments, and governmental charges or levies imposed on Borrower or on its income, receipts, or any of its properties before the same shall become in default.

         5.14.  Existence,   Properties,  Etc.  Borrower  shall  do  all  things
                ------------------------------
necessary to maintain (a) its existence as a limited partnership under the laws of Florida; (b) all qualifications or licenses, if any, required for the conduct of its business; and (c) the existence of the Corporate General Partner as a corporation under the laws of Florida.

         5.15.  Notice.  Borrower shall give prompt written notice to Lender (a)
                ------
of any action or proceedings instituted against Borrower or Guarantor in any court or by any commission or other regulatory body, or of any such proceedings threatened against Borrower or Guarantor in writing that might result in a judgment or judgments in excess of $10,000; (b) of any other action, event, or condition known to Borrower or of which it should have knowledge that constitutes an Event of Default under this Agreement or that, with notice or lapse of time or both, would constitute such an Event of Default, or a default of Borrower under any other contract, instrument, or agreement to which it is a party or by which it or any of its properties or assets may be bound or to which any may be subject, which default might have an adverse effect on the business, operations, properties assets, or conditions (financial or other) of Borrower or Guarantor; and (c) any change in the condition of Borrower or Guarantor that materially and adversely affects the ability of Borrower or Guarantor to perform under this Agreement, the Note, or any of the Security Documents.

         5.16.  Hold Harmless.  Borrower shall defend, at its own cost, and hold
                -------------
Lender harmless from, any action, proceeding, or claim affecting the value of the Note.

         5.17.  Books and Records.  Borrower  shall  maintain  complete books of
                -----------------
account and other records reflecting the results of its operations (in conjunction with its other operations as well as its operation of the Project), in accordance with generally accepted accounting principles. At any time and from time to time, Borrower shall deliver to Lender such other financial data as Lender shall reasonably request with respect to the ownership and operation of the Project, and Lender shall have the right, at reasonable times and on reasonable notice, to audit (at Lender's expense) Borrower's books of account and records relating to the Project, all of which shall be made available to Lender and Lender's representatives for such purpose, from time to time, at the Project. If such statements or balance sheets are not received within the time provided, Lender shall have the right to employ independent auditors of its choice to inspect the books and other records of Borrower to obtain or verify the necessary information, for which audit Borrower shall pay.

         5.18.  Personal Property.  Borrower  shall  furnish to Lender from time
                -----------------
to time as required by Lender evidence that all fixtures and equipment necessary for the operation of the Premises have been or will be obtained and in place at the time of completion of the Improvements.

         5.19. Verification of Assets. Guarantor shall provide annual updates to
               ----------------------
their financial statements certified by the Guarantor, disclosing that, except with respect to third-party arm's-length transactions for market value or gifts, in either case having no material negative impact on Guarantor's net worth, Guarantor has transferred no assets subsequent to the date of this Agreement.

                                   ARTICLE VI.
                               NEGATIVE COVENANTS

         Borrower covenants and agrees that, from the date hereof and as long as any of the Advances shall not have been paid in full, as to both principal and interest, it will not do or allow any of the following:

         6.1.  Materials,  Fixtures,  Etc.  Borrower  will not use or permit the
               --------------------------
use of any proceeds of the Loan for the acquisition of materials, fixtures, or equipment that are under lease or have been purchased on a conditional bill of sale or to which Borrower does not have absolute and unencumbered title.

         6.2.     Plans.  The Plans shall not be  modified,  without  the  prior
                  -----
consent of Lender, except as permitted in Paragraph 5.4 of this Agreement.

         6.3.   Other Financing.   Borrower  will  not  obtain  other  financing
                ---------------
(secured and unsecured) in connection with the Project without the prior consent of Lender.

         6.4.  Limitation  on  Transfer  of  Assets  by  Guarantor.   Except  in
               ---------------------------------------------------
connection with third-party arm's length transactions for market value or gifts, in either case having no material negative impact on Guarantor's net worth, Guarantor will not transfer any of its assets during the term of the Loan without Lender's prior written consent.

         6.5. Transfer or Conveyance.  Borrower will not sell, convey, transfer,
              ----------------------
or permit to be sold, conveyed, or transferred, any interest in or any part of the Premises, and except as permitted in the Mortgage, no voluntary sale, pledge, or other transfer of any interest in Borrower shall be effected, without the prior written consent of Lender.

         6.6. Change in Ownership of Borrower. There shall be no transfer of any
              -------------------------------
interest of any general partner of Borrower, directly or indirectly (except as permitted in the Mortgage and other than a transfer due to death or disability), nor shall any new general partner be admitted to Borrower, without the prior written consent of Lender.

         6.7.  Security Documents.  Borrower will not create, incur,  assume, or
               ------------------
permit any assignment, lien, pledge, or other encumbrance on any of the collateral described in any of the Security Documents, or grant any interest or equity therein other than to Lender.

         6.8.  Disposition of Rents.  Borrower will not consent to or permit any
               --------------------
sale, conveyance, or other disposition of any rents or other funds arising from the Realty.

         6.9.  Maintenance of Improvements.  Borrower  will not fail to keep and
               ---------------------------
maintain or fail to cause to be kept and maintained in good order and repair any portion of the Improvements.

         6.10.  Impairment of Premises.  Borrower  will not permit any action to
                ----------------------
be taken that would result in any material impairment of the value of the Project.

         6.11. Breach of Any Contract. Borrower will not commit any act, or suffer or permit any act to occur, that would in any manner give rise to the material breach of any term, covenant, or condition on Borrower's part to be performed under any contract to which Borrower is a party or by which it is bound, or that would have a materially adverse effect on the Premises or the ability of Borrower or Guarantor to perform their obligations under the Security Documents or Guaranties.

         6.12. Judgments.  Borrower will not permit any final  judgment obtained
               ---------
against Borrower to remain unpaid for more than 30 days unless Borrower transfers such judgment to substitute security in the manner provided by Florida law.

         6.13. Permitted Encumbrances and Prior Liens.  Borrower will not amend,
               --------------------------------------
modify, or permit to be modified or amended any provision of any document evidencing, creating, or affecting the Realty, or any of the Permitted Encumbrances.

                                   ARTICLE VII

                                     DEFAULT
                                     -------

         7.1. Events of Default. The following (continuing beyond any applicable
              -----------------
specified curative period) shall constitute an "Event of Default" hereunder:

              7.1.1.   Default  in  Payment.   Borrower's  failure  to  pay  any
                       --------------------
installment of interest on the Note or any other amounts required pursuant to the terms of the Note when due and payable, or within any applicable grace period, without notice or demand.

              7.1.2. Performance of Covenants.  Default  in  the  due observance
                     ------------------------
or performance of any covenant or agreement made by Borrower or Guarantor hereunder or under any other agreement between Borrower and Lender, including the Security Documents (other than payment of money), and such default shall continue for a period of 15 days after written notice thereof from Lender to Borrower (unless such default, if curable, requires work to be performed, acts to be done, or conditions to be remedied that by their nature cannot be performed, done, or remedied, as the case may be, within such 15-day period and Borrower shall diligently and continuously process the same to completion, or unless Lender's security reasonably will be materially impaired if Borrower does not perform in less than 15 days, in which event Borrower shall have only such period following demand in which to perform as Lender may specify).

              7.1.3. Breach of Warranty.  Any representation  or  warranty  made
                     ------------------
by Borrower under any statement, instrument, or certificate delivered by Borrower or Guarantor to Lender pursuant to the provisions hereof, under any other agreement among Borrower, Guarantor, and Lender, or between Borrower and Lender, including the Security Documents, or otherwise, that shall be determined by Lender to have been false or misleading in any material respect as of the date on which the same was made.

              7.1.4.   Default  under  Mortgage.  An Event of Default  under the
                       ------------------------
Mortgage  that shall occur and be continuing.

              7.1.5.  (Omitted).

              7.1.6.  Delay  in  Construction.    Borrower   does  not,  in  the
                      -----------------------
opinion of Lender, proceed continuously and diligently toward completion of the Project; or the Project is discontinued or abandoned for a period of 15 days.

              7.1.7. Cancellation of Building Permit.  Borrower neglects, fails,
                     -------------------------------
or refuses to keep in full force and effect any building permit required in connection with the Premises or notice is given that any such permit has been canceled.

              7.1.8.  Destruction of Improvements.  The Improvements are damaged
                      ---------------------------
or destroyed by fire or other casualty and Lender determines that there is reasonable doubt, by reason of such loss or damage or of delays in making settlements with insurers, as to Borrower's ability to complete the Premises on or before the Completion Date.

              7.1.9.  Injunction.  The entry of an order or decree  in any court
                      ----------
of competent jurisdiction enjoining or delaying the construction of the Improvements or completion of the Improvements or enjoining or prohibiting Borrower or Lender from carrying out the provisions of this Agreement and such order or decree is not vacated within 30 days.

              7.1.10.  Attachment.   Except  as  expressly   provided  otherwise
                       ----------
hereunder, an attachment or any other lien (construction or otherwise) against the Land that is issued or entered and that remains undischarged or unbonded for 30 days after the filing thereof.

              7.1.11.  Levy  On the Land or  Realty.  Levy  is  made  under  any
                       ----------------------------
process on, or a receiver is appointed for, the Land or Realty or any other property of Borrower.

              7.1.12.   Bankruptcy, Receivership, Insolvency, Etc.  Borrower  or
                        ------------------------------------------
Guarantor commits an act of bankruptcy within the meaning of the Federal Bankruptcy Code; or bankruptcy, receivership, insolvency, reorganization, dissolution, liquidation, or other similar proceedings are instituted by or against Borrower or Guarantor for all or any part of its property under the Federal Bankruptcy Code or other law of the United States or of any state or other competent jurisdiction (domestic or foreign) and, if against Borrower or Guarantor, it shall consent thereto or shall fail to cause the same to be discharged within 60 days.

              7.1.13.  Failure to Complete Project.  Borrower  fails to complete
                       ---------------------------
the  Project in  accordance with the Plans on or before the Completion Date.

              7.1.14.  Improper  Materials.  If  any of the materials, fixtures,
                       -------------------
or articles used in the construction of the Improvements or the appurtenances thereto, or to be used in the operation thereof, are not substantially in accordance with the Plans as approved by Lender.

              7.1.15.  Failure  to Pay  Other  Debts.  Borrower fails to pay any
                       -----------------------------
other  debt  related  to the Project in a timely manner.

              7.1.16.  Notice by Borrower Pursuant to F.S. 622.04(1)b). Borrower
                       -----------------------------------------------
files for record a notice limiting the maximum principal amount secured by the Mortgage to an amount less than the amount specified in Paragraph 1.01(d) of the Mortgage.

         7.2. Remedies.  If  an Event of Default shall occur and be  continuing,
              --------
Lender may, at its option, do any of the following:

              7.2.1.  Termination  of  Advances.  Terminate  any  obligation  of
                      -------------------------
Lender  to make any  further Advances.

              7.2.2.  (Omitted).

              7.2.3.  Acceleration.  Declare all amounts previously advanced  to
                      ------------
Borrower hereunder and under the Note, and all interest accrued and unpaid thereon, and all other amounts due under the Note and this Agreement, to be immediately due and payable without presentment, demand, protest, or further notice of any kind (all of which hereby are expressly waived), and Lender may thereupon institute proceedings to collect the same and/or foreclose the Mortgage.

              7.2.4.  Completion of Construction.
                      --------------------------

                   7.2.4.1 To the maximum extent permitted under the laws of Florida, Lender shall have the right, but not the duty, in addition to the rights or remedies afforded to Lender under the Mortgage (a) to enter on the Premises and take possession thereof, complete the Improvements in accordance with the Plans (with such changes therein as Lender may deem appropriate), and take all action it deems necessary to protect the Premises, all at the risk, cost, and expense of Borrower; (b) at any time discontinue any work commenced with regard to the Project or abandon the project or change any course of action undertaken by it; or (c) assume (but not be obligated to assume) any construction contract made by Borrower in any way relating to the Project and take over and use all or any part of the labor, material, supplies, and equipment contracted for by Borrower, whether or not previously incorporated into the Improvements.

                   7.2.4.2. In connection with any construction undertaken by Lender pursuant to the provisions of this subparagraph 7.2.4, Lender may do any of the following:

                   7.2.4.2.1. Employ builders, contractors, subcontractors, architects, Architects, inspectors, and others for the purpose of furnishing labor, materials, and equipment in connection with the Project.

                   7.2.4.2.2. Purchase all materials necessary or proper or convenient for completing the Improvements.

                   7.2.4.2.3. Pay, settle, or compromise all bills or claims that are or may become liens against the Premises, or any portion thereof, or that have been or may be incurred in any manner in connection with the completion of the Improvements or for the discharge of liens or encumbrances on, or defects in, the title of the Premises or any portion thereof.

                   7.2.4.2.4. Execute all applications and certificates in the name of Borrower that may be required by any construction contract.

                   7.2.4.2.5. Institute legal or other proceedings, and defend actions or proceedings, as Lender shall deem appropriate in connection with the Premises.

                   7.2.4.2.6. Take, delay in taking, or refrain from taking such action hereunder as Lender may from time to time determine.

                  7.2.5.   Enforcement  of  Security.  Exercise  its  rights and
                           -------------------------
remedies under the Note, and any other agreement between Borrower and Lender, including the Security Documents, in accordance with the respective terms thereof.

                  7.2.6.  Receiver.  Appoint  a  receiver  as a matter of strict
                          --------
right, for the purpose of preserving the Land and Realty and Project, preventing waste, and protecting all rights accruing to Lender by virtue of this Agreement. All expenses incurred in connection with the appointment of a receiver, or in protecting, preserving, or improving the Land and Realty and Project, shall be chargeable against Borrower and shall be enforced as a lien against the Land.

                   7.2.7. Guards. Employ security guards to protect and preserve
                          ------
the premises and the materials located thereon.

                   7.2.8.  Other.  Cumulatively  exercise  any  other  remedy
                           -----
specifically granted hereunder or now or hereafter existing in equity, at law, by virtue of statute, or otherwise.

         7.3.  Borrower's  Liability for  Expenditures  and Advances.  If Lender
               -----------------------------------------------------
undertakes any of its rights in subparagraph 7.2.4, Borrower agrees that (a) Lender may continue to make advances of the Loan that need not be in accordance with this Agreement in such manner and for such purposes as Lender deems advisable; and (b) Lender may make additional future advances (the "Additional Future Advances") in such manner and for such purposes as Lender'-deems advisable. The Additional Future Advances shall bear interest at the rate specified in the Note from the date of disbursement, and the Additional Future Advances and interest thereon shall be payable in accordance with the terms of the Note. Borrower agrees that all of the advances made under the provisions of this paragraph shall be deemed to have been advanced by Lender to Borrower and all such advances shall be a portion of the Loan. For the purpose of Lender exercising its rights under subparagraph 7.2.4, Borrower hereby constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution and empowers said attorney or attorneys to execute, acknowledge, and deliver any instruments and do and perform any acts such as referred to in subparagraph 7.2.4 in the name and on behalf of Borrower. The powers vested in said attorney-in-fact are coupled with an interest and cannot be revoked. Lender shall indemnify Borrower for damages sustained by Borrower as a result of Lender's gross negligence or willful and wanton misconduct in the conduct of its powers pursuant to this subparagraph.

                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

         8.1. Additional Rights of Lender.
              ---------------------------

              8.1.1. Lender shall have the right to commence, appear in, or defend any action or proceedings purporting to affect the Premises or its furnishings or equipment or the rights or duties of the parties hereunder or the payment of any of the Loan proceeds and, in connection therewith, to pay all necessary expenses, including reasonable attorneys' and legal assistants' fees, and any such sums paid or expended by Lender, plus interest thereon at the rate applicable to Advances hereunder (as specified in the Note), shall be repaid by Borrower to Lender on demand and shall be secured by the Security Documents.

              8.1.2. If Lender determines that any work or materials are not in material conformity with the Plans or ordinances, statutes, permits, and regulations, and Lender's security is placed in jeopardy thereby, Lender may stop the work and other replacement or correction regardless of whether such work or materials have theretofore been incorporated into the Improvements.

              8.1.3. For the purpose of exercising the rights granted by this Paragraph 8.1, Borrower irrevocably constitutes and appoints Lender its true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge, and deliver any instruments and to do and perform any acts in the name and on behalf of Borrower.

              8.1.4. Any notices under this paragraph shall specify the reason Lender is taking any of the acts and actions authorized under this paragraph.

         8.2. Lender's  Rights  Optional.  Whenever in  this Agreement Lender is
              --------------------------
given the right to take any action or execute any instrument, Lender shall not incur any liability for failure to exercise such right or for any delay in so exercising such right.

         8.3.  No  Representations  by  Lender.  Lender  has  no  obligation  in
               -------------------------------
connection with the Premises, except to advance the proceeds of the Loan. Lender shall not be responsible for the performance, nonperformance, or delay in performance of any contractor, subcontractor, or supplier of materials, or for the quality of workmanship or materials, or for the failure to construct, complete, protect, or insure the Improvements, or for the payment of any cost or expense incurred in connection therewith, or for the performance or nonperformance or delay in performance of any obligation of Borrower. Any inspection by Lender, or the approval of any plans, contracts, or other activities in the nature thereof, shall be only for the sole and separate benefit of Lender and for the purpose of protecting the security of Lender, and the same shall in no way be construed as a representation that there is compliance on the part of Borrower or that the construction of the Improvements is free from faulty material or workmanship. The fact that Lender makes inspections shall not relieve Borrower from its duties to independently ascertain that the Improvements are being completed in accordance with the Plans, and Borrower has no right to rely on any procedures taken by Lender.

         8.4.  Loan  Expenses.  Borrower  shall pay all costs  and  expenses  in
               --------------
connection with the Loan, including but not limited to brokers' fees and commissions; lender's attorneys' and legal assistants' fees; documentary, intangible, and other taxes; recording costs and expenses; cost of surveys, appraisals, abstracting, policies of title insurance and any endorsements thereto, and license and permit fees. Borrower shall indemnify and hold Lender harmless from and against any and all costs, losses, liability, and expense arising in connection with any of the foregoing. Borrower authorizes Lender to use proceeds of the Loan to satisfy any of the costs and expenses referred to herein, and no further direction or authorization from Borrower shall be necessary to warrant disbursements in payment of the foregoing.

         8.5.  Further Assurances.  Borrower agrees that after the execution and
               ------------------
delivery of this Agreement, it shall execute and deliver such further documents and do such further acts and things as Lender may reasonably request in order to fully effectuate the purposes of this Agreement.

         8.6.  Assignment.  Lender  may  assign  this  Agreement  and the  other
               ----------
agreements contemplated hereby and all of its rights hereunder and thereunder, and cause the assignee or any subsequent assignee to make any Advances not made at the time of the assignment, and all the provisions of this Agreement shall continue to apply to the Loan. Lender shall have the right to participate the Loan with other lending institutions. Borrower shall not assign this Agreement or the proceeds to be advanced hereunder. The rights of Borrower under this Agreement are not assignable. Notwithstanding the foregoing, if Borrower does make an assignment of this Agreement or of its rights hereunder, Lender may, at Lender's option, continue to make Advances hereunder to Borrower or Borrower's successors in interest in the Premises, and all sums so advanced shall be deemed Advances made in pursuance and not in modification hereof and shall be evidenced and secured by the Note and the Mortgage.

         8.7. Rights, Remedies,  Powers. Each and every right, remedy, and power
              -------------------------
granted to Lender hereunder shall be cumulative and in addition to any other right, remedy, or power herein specifically granted, now or hereafter existing in equity, at law, by virtue of statute, or otherwise, and may be exercised by Lender from time to time concurrently or independently and as often and in such order as Lender may deem expedient. Any failure or delay on the part of Lender in exercising any such right, remedy, or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Lender's right thereafter to exercise the same, and any single or partial exercise of any such right, remedy, or power shall not preclude any other or future exercise thereof or the exercise of any other right, remedy, or power. If Lender shall have proceeded to enforce any such right, remedy, or power and such proceedings shall have been determined adversely to Lender, in each such event Borrower and Lender shall be restored to their former positions and the rights, remedies, and powers of Lender shall continue as if no such proceedings had been taken.

         8.8.  Modification, Waiver, Consent.  Any modification or waiver of any
               -----------------------------
provision of this Agreement or any consent to any departure by Borrower therefrom shall not be effective in any event unless the same is in writing and signed by Lender, and then such modification, waiver, or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on Borrower in any event not specifically required of Lender hereunder shall not entitle Borrower to any other or further notice or demand in the same, similar, or other circumstances unless specifically required hereunder. Any advance of Loan proceeds hereunder shall not constitute a waiver of any of the conditions of Lender's obligations to make further advances nor, in the event Borrower is unable to satisfy any such condition, shall any such waiver have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default as provided in Paragraph 7.1.

         8.9.  (Omitted).

         8.10. Further Assurances.  Borrower agrees that after the execution and
               ------------------
delivery of this Agreement, it shall execute and deliver such further documents and do such further acts and things as Lender may reasonably request in order to fully effectuate the purposes of this Agreement.

         8.11.    Severability.  If  any  provision  of this Agreement  shall be
                  ------------
declared in contravention of law or void as against public policy, such provisions shall be considered severable and the remaining provisions of this Agreement shall continue in full force and effect.

         8.12.    [Omitted].

         8.13.    Entire Agreement.  [Omitted].
                  ----------------

         8.14.    Binding Effect.  This Agreement, subject to the  provisions of
                  --------------
Paragraph 8.6 hereof, shall be binding on and shall inure to the benefit of the respective permitted successors and assigns of Borrower and Lender.

         8.15. No Agency. Lender is not the agent or representative of Borrower,
               ---------
and Borrower is not the agent or representative of Lender, and nothing in this Agreement shall be construed to make Lender liable to anyone for goods delivered or services performed by them on the Realty or for debts or claims accruing to them against Borrower. Nothing herein shall be construed to create a contractual relationship between Lender and anyone supplying labor or materials to the Realty; Lender's obligations are not for the benefit of or enforceable by any successor to or assignee of Borrower except as specifically provided herein.

         8.16.   Agreement  Solely For Benefit of Lender.  Etc.   All conditions
                 ----------------------------------------------
precedent to the obligation of Lender to make Advances are imposed solely and exclusively for the benefit of Lender and its assigns, and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make Advances in the absence of strict compliance with any or all provisions thereof, and no other person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender at any time if in its sole discretion it deems it advisable to do so.

         8.17.  No Partnership or Joint Venture.  Nothing  contained  herein nor
                -------------------------------
the acts of the parties shall be construed to create a partnership or joint venture between Borrower and Lender.

         8.18. Public Announcement.  A public relations announcement may be made
               -------------------
by Lender regarding the making of this Loan to Borrower. In addition, during the term of the Loan, Lender shall be entitled to place on the Premises a sign notifying the public that Lender is providing the financing for construction of the Improvements.

         8.19.  Receipt  of  Money.  The  receipt  by Lender of any sum of money
                ------------------
pursuant to this Agreement with knowledge of the breach of any term, covenant, or provision of this Agreement shall not be deemed a waiver of the breach. Payment by Borrower or receipt by Lender of a lesser amount of any sum of money herein stipulated shall be deemed to be on account of the next due payment under the Loan or this Agreement. No endorsement or statement on any check, or any letter accompanying any check, shall be deemed an accord and satisfaction, and Lender may accept any payment or check without prejudice to Lender's right to recover the balance of any payment or other money due under this Agreement or pursue any of the remedies in this Agreement or the Security Documents provided.

         8.20. Accrual of Interest Under the Note. Interest under the Note shall
               ----------------------------------
begin to accrue as of the date of disbursal or wire transfer by Lender, notwithstanding whether Borrower shall receive the benefit of such money as of that date and even if the money is held in escrow pursuant to the terms of any escrow arrangement or agreement. When money is disbursed by wire transfer, the money shall be considered advanced at the time of the transmission of the wire rather than the time of receipt by the receiving bank.

         8.21.    Survival   of   Provisions.    All   covenants,    agreements,
                  --------------------------
representations, and warranties made in this Agreement and the documents delivered in support of the Loan shall be deemed to be material and to have been relied on by Lender. They shall survive the execution and delivery to Lender of the Note, the Security Documents, and the disbursement and advance of funds pursuant to this Agreement.

         8.22.  Indemnification.  Without  limiting any of the other  provisions
                ---------------
contained in the Agreement, the Note, or the Security Documents, Borrower agrees to indemnify and hold Lender harmless against and with respect to any and all liability, deficiency, damage, cost, or expense resulting from any misrepresentation, material omission, breach of warranty or representation, or the nonfulfillment of any covenant or agreement on the part of Borrower under or relating to this Agreement, the Note, or the Security Documents, except damage, cost, or expenses arising from Lender's gross negligence or willful and wanton misconduct and any and all actions, lawsuits, proceedings, demands, assessments, judgments, costs, legal and accounting fees, or other expenses incident of the foregoing indemnification of Borrower pursuant to this paragraph.

         8.23.   Loan  Proceeds Limitations.  All Loan  proceeds  are to be used
                 --------------------------
solely in  connection  with the Project and for no other purpose.

         8.24.   Loan Funds.  Lender shall not be required to segregate the Loan
                 ----------
funds or to earmark such funds in any manner. The sole obligation of Lender shall be to disburse the funds in accordance with this Agreement.

         8.25.   Materials for Construction.  All  materials  delivered  to  the
                 --------------------------
Realty for use in the construction of the Improvements shall be considered annexed to the Realty and shall become a part of the Realty as if actually incorporated in the Improvements and shall be subject, as against Borrower and all parties acting or claiming under them, to the rights, conditions, and covenants to which the Realty and Improvements are subject under this Agreement and the Mortgage. Nothing herein contained shall be construed to make Lender responsible for any loss, damage, or injury to such materials nor for the payment of the same.

         8.26.  Conflict With Note and Security  Documents.  In the event of any
                ------------------------------------------
conflict between the terms of the Note and Mortgage, and this Agreement, the terms of the Note and Mortgage shall control and govern in all respects. Whenever possible, the provisions of this Agreement shall be deemed supplemental to and not in derogation of the Note or the Mortgage.

         8.27.  Rights of Third  Parties.  Lender makes no  representations  and
                ------------------------
assumes no obligations as to third parties concerning the quality of the construction of the Improvements. In this regard, Borrower shall indemnify Lender from any liability, claim, or losses resulting from the disbursement of the Loan funds or from the condition of the Premises whether related to the quality of construction or otherwise, and whether arising during or after the term of the Loan. This paragraph shall survive the repayment of the Loan and shall continue in full force and effect as long as the possibility of any liability, claim, or loss exists.

         8.28.  Headings.  The paragraph headings in this Agreement are intended
                --------
for convenience only and shall not be taken into consideration in any construction or interpretation of this Agreement or any of its provisions.

         8.29.  Assignment and/or  Participation by Lender.  Lender reserves the
                ------------------------------------------
right to assign, transfer, participate, pledge, hypothecate, or encumber, or any combination thereof, all or any part of Lender's interest in this commitment or any of the collateral and security instruments and documents mentioned herein without Borrower's consent. Borrower agrees to assist Lender in completing any documents necessary to accomplish any such transfer.

         8.30.  Consents. Whenever any provision of this Agreement or any of the
                --------
Security Documents require Lender to approve, determine, opine, consent, or be satisfied, such consent, determination, opinion, approval, or satisfaction shall not be unreasonably withheld.

         8.31. Brokerage Commissions. Any brokerage commissions or finder's fees
               ---------------------
in connection with the Loan and this Agreement and all of the transactions contemplated hereby shall be payable by Borrower and not by Lender, and Borrower agrees to forever indemnify, exonerate, and hold Lender harmless against any and all claims of any broker or finder arising out of the transactions contemplated hereby. Lender represents to Borrower that it has not dealt with any broker with respect to the Loan and the transactions contemplated under this Agreement.

         8.32. WAIVER OF JURY TRIAL. BORROWER,  BORROWER'S GENERAL PARTNERS, AND
               --------------------
ANY AND ALL GUARANTORS, SURETIES, ENDORSERS AND OTHER OBLIGORS UNDER THE NOTE REFERRED TO IN THIS LOAN AGREEMENT (COLLECTIVELY REFERRED TO AS THE "OBLIGORS") HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREE THAT:

         (1) NEITHER THE BORROWER, NOR ANY OF THE OBLIGORS, NOR THEIR RESPECTIVE HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, CROSS-CLAIM OR OTHER ACTION OR PROCEEDING ARISING FROM OR BASED UPON THIS LOAN AGREEMENT OR ANY OF THE LOAN DOCUMENTS.

         (2) NEITHER THE BORROWER, NOR ANY OF THE OBLIGORS, NOR THEIR RESPECTIVE HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS, SHALL SEEK TO CONSOLIDATE ANY CLAIM AS TO WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY CLAIM IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED.

         (3) THE PROVISIONS OF THIS SECTION 8.32 HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS.

         (4) NEITHER LENDER NOR ANY OFFICER, EMPLOYEE, ATTORNEY, AGENT OR OTHER REPRESENTATIVE OF LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO BORROWER OR ANY OF THE OTHER OBLIGORS THAT THE PROVISIONS OF THIS SECTION 8.32 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         (5) THIS SECTION 8.32 IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN AND OTHER TRANSACTIONS EVIDENCED OR SECURED BY THIS MORTGAGE AND THE LOAN DOCUMENTS.


         IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement under seal on the date first above written.


                                             BORROWER:


  /s/ Charles L. Hoffman, Jr.                HOMESTAY LODGE, LTD., a Florida
------------------------------  -              limited partnership
Charles L. Hoffman, Jr
                                               By:  Home Stay Lodge, Inc.
  /s/ Kate Z. Thomas
-------------------------------
Kate Z. Thomas                               By:  /s/ Edward R. McMurphy
                                                -------------------------------
                                                   Its:
                                                       ------------------------
                                             Its Sole General Partner


                                             LENDER:

  /s/ Lori a. Enfinger                       BANK OF PENSACOLA
-------------------------------
Typed Name: LORI A. ENFINGER
           --------------------
  /s/ Kate Z. Thomas                         By:       [NAME UNREADABLE]
-------------------------------                 -------------------------------
Typed Name: KATE Z. THOMAS                         Its:  VICE PRESIDENT
           --------------------                        ------------------------

                                             GUARANTORS:

  /s/ Charles L. Hoffman, Jr.                CROWN GROUP, INC.
------------------------------
Charles L. Hoffman, Jr.
                                             By:  /s/ Edward R. McMurphy
  /s/ Kate Z. Thomas                            -------------------------------
------------------------------                     Its:
Kate Z. Thomas                                         ------------------------

  /s/ Charles L. Hoffman, Jr.                  /s/ Bennie M. Bray
------------------------------               ----------------------------------
Charles L. Hoffman, Jr.                      BENNIE M. BRAY

  /s/ Kate Z. Thomas
------------------------------
Kate Z. Thomas



STATE OF FLORIDA

COUNTY OF ESCAMBIA

         The foregoing instrument was acknowledged before me this 21st day of May 1998, by Edward R. McMurphy, the President of Home Stay Lodge, Inc., a Florida corporation, the sole general partner of HOME STAY LODGE I, LTD., a Florida limited partnership, on behalf of said partnership (____) who is personally known to me or (X) who produced Texas drivers license as identification.

                                               /s/ Charles L. Hoffman, Jr.
                                            ------------------------------------
                                            NOTARY PUBLIC - STATE OF FLORIDA
                                            Typed Name:  Charles L. Hoffman, Jr.
                                            My Commission Expires:  02-28-01



STATE OF FLORIDA

COUNTY OF ESCAMBIA

         The foregoing instrument was acknowledged before me this 21st day of May 1998, by Ashley H. Schubert, Jr. the Vice President of BANK OF PENSECOLA, on behalf of the Bank, (X) who is personally know to me or (____) who produced _________________________________ as identification.

                                              /s/ Kate Z. Thomas
                                            ------------------------------------
        [NOTARIAL SEAL]                     NOTARY PUBLIC - STATE OF FLORIDA
                                            Typed Name: KATE Z. THOMAS
                                                       -------------------------
                                            My Commission Expires: 02-23-00
                                                                  --------------

STATE OF FLORIDA

COUNTY OF ESCAMBIA

         The foregoing instrument was acknowledged before me this 21st day of May 1998, by Edward R. McMurphy the President of CROWN GROUP, INC., on behalf of the said company, ( ) who is personally know to me or (X) who produced Texas drivers license as identification.

                                              /s/ Charles L. Hoffman, Jr.
        [NOTARIAL SEAL]                     ------------------------------------
                                            NOTARY PUBLIC - STATE OF FLORIDA
                                            Typed Name:  Charles L. Hoffman, Jr.
                                            My Commission Expires:  02-28-01



STATE OF FLORIDA

COUNTY OF ESCAMBIA

         The foregoing instrument was acknowledged before me this 21st day of May 1998, by BENNIE M. BRAY, ( ) who is personally know to me or (X) who produced Texas drivers license as identification.

                                              /s/ Charles L. Hoffman, Jr.
                                            ------------------------------------
        [NOTARIAL SEAL]                     NOTARY PUBLIC - STATE OF FLORIDA
                                            Typed Name:  Charles L. Hoffman, Jr.
                                            My Commission Expires:  02-28-01

                                   EXHIBIT "A"

Lots 15, 16, 17 and 18, Block 2, Bellview Heights, according to Plat recorded in Plat Book 1, at Page 27, of the Public Records of Escambia County, Florida.

                                       AND

From  a  concrete   monument   located  at  the  intersection  of  the  Westerly
right-of-way line of the new Pensacola-Ferry Pass Road (SR I-A) and the centerline of public road known as the 9 Mile Rd., said center line being an extension of the line between Sec. 4 and 16, T1S, R30W, Escambia County, Florida (the said monument being 606.16 ft, more or less, from the West line of the said Joseph Noriega Grant) run Westerly along the center line of said 9 Mile Road 8.6 feet to a point; thence Southerly at an angle 90 degrees from said centerline go 15 feet to a stake located at the intersection of the right-of-way of the said two roads for Point of Beginning; thence run Westerly parallel to the above mentioned 9 Mile Road a distance of 495 feet to a stake; thence Southerly at an angle of 90 degrees `09.5 minutes with the Westerly course just run go 260.9 feet to a stake; thence Easterly at an angle of 89 degrees 20.5 minutes with the Southerly course just run go 343.4 feet to a stake on the West line of the right-of-way of the above mentioned SR 1-A; thence along the said right-of-way line of SR 1-A around a I degree circular curve to the right in a Northeasterly direction 300.8 feet, more or less, to the Point of Beginning, all lying and being in the Joseph Noriega Grant, Section 15, T1S, R30W. Also, Lots 5, 6 and 7, Block 17, Ferry Pass Heights, a S/D of Fractional Section 4 and portions of
Section 15 and 16, TIS, R30W, Plat of said S/D being recorded in Plat Book 1, at Page 64, Records of Escambia County, Florida.

                                       4